EXHIBIT  99




                  SECURITIES AND EXCHANGE COMMISSION




                        Washington, D.C.  20549



                               Form 11-K


                             ANNUAL REPORT




                   Pursuant to Section 15 (d) of the
                    Securities Exchange Act of 1934



              For the Fiscal Year Ended December 31, 1993




                   PREMIER FINANCIAL SERVICES, INC.
                   EMPLOYEE SAVINGS AND STOCK PLAN
                              AND TRUST
                       (Full title of the Plan)



                   PREMIER FINANCIAL SERVICES, INC.
                          27 WEST MAIN STREET
                          FREEPORT, IL  61032


    (Name of issuer of the Securities held pursuant to the Plan and the address of principal executive offices, including Zip Code)









                         Required Information



Financial Statements.

The following financial statements are filed as part of this report:

     (a) Financial Statements of the Plan which are included in the annual report of the Plan to its Participants for the year ended December 31, 1993 as follows:

     Independent Auditors' Report
     Statements of Net Assets Available for Plan Benefits
       December 31, 1993 and 1992
     Statements of Changes in Net Assets Available for
       Plan Benefits for the two years ended December 31, 1993
     Notes to Financial Statements
     Schedule I - Reportable Transactions for the year ended December 31, 1993
     Schedule II - Allocation of Net Assets Available for
       Plan Benefits December 31, 1993 and 1992
     Schedule III - Allocation of Changes in Net Assets for Plan Benefits for the two years ended December 31, 1993













                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Premier Financial Services, Inc.
                              Employee Savings and Stock Plan
                              and Trust

    March 24, 1994            By: David L. Murray
                                  David L. Murray, Executive Vice
                                  President, Chief Financial Officer
                                  and Director



                               Appendix



Pursuant to paragraph 232.311 (c) of Regulation S-T, Premier Financial Services, Inc. is submitting on paper under cover of Form SE the financial statements of the Plan which are included in the annual report of the Plan to its participants for the year ended December 31, 1993.